18th Annual Wachovia Nantucket Equity Conference June 26, 2008

Forward Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward- looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. We do not undertake any obligation to, and will not, update any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains unaudited proforma consolidated financial data intended to provide information about how the acquisition of Talbot might have impacted the financial statements of the Company if it had been consummated at an earlier time. The unaudited proforma consolidated financial data does not necessarily reflect the financial position or results of operations that would have actually resulted had the acquisition occurred as of the dates indicated, nor should they be taken as necessarily indicative of the future financial position or results of operations of the Company.

Note on Non-GAAP Financial Measures In presenting the Company's results, management has included and discussed certain exhibits containing underwriting income (loss), operating income, diluted book value per share and operating return on average equity that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that theses measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Diluted book value per share is calculated based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Net operating income is the most directly comparable GAAP measure as it focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

Primary Shares Outstanding: 74,209,371 Share Price (June 12, 2008): $21.44 Primary Market Capitalization: Annual Dividend (Yield) : $0.80 per share (3.7%) Exchange / Ticker: NYSE / "VR" Analyst Coverage: Susan Spivak Bernstein, Wachovia Matt Carletti, Fox-Pitt Kelton Cochran Caronia Waller Jay Cohen, Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Matt Heimermann, JPMorgan Brian Meredith, UBS Chris Neczypor, Goldman Sachs $1.59bn Selected Market Information

About the Validus Investment Opportunity Diversified global business focused on short tail specialty risk classes Ambitious and fast-moving management team Conservative balance sheet High returns on equity Undervalued

Diversified Global Business Focused on Short-Tail Specialty Validus Re GPW March 31, 2008 LTM GPW Total: $655.1 million $1,334.5mm LTM GPW Balanced by Class: 46% Property, 25% Specialty, 29% Marine Note: $1,334.5mm reflects $11.2mm intersegment eliminations; $655.1mm and $690.7mm do not. LTM = last twelve months. Talbot GPW March 31, 2008 LTM GPW Total: $690.7 million

Diversified Global Business Focused on Short-Tail Specialty Based on 2007 GPW other than ACGL which is NPW. Source: SEC filings and other public disclosures. VR is balanced between insurance and reinsurance

Diversified Global Business Focused on Short-Tail Specialty Based on 2007 GPW other than ACGL which is NPW. Source: SEC filings and other public disclosures. VR is focused on short-tail lines of business...

Diversified Global Business Focused on Short-Tail Specialty ....but is not a "monoline" CAT reinsurer. Based on 2007 GPW other than ACGL which is NPW. Source: SEC filings and other public disclosures.

Ambitious and Fast-Moving Management Team Executive management team with an average of 23 years of experience Captured "first-mover" advantage at January 1, 2006 GPW of $217.4mm during January 2006 Formed Petrel Re marine and energy sidecar in May 2006 Significant growth at January 2007 renewal season GPW of $362.0mm, an increase of 66.5% Talbot acquisition agreed May 2007, closed July 2007 IPO completed July 2007

Talbot Benefits to Validus Holdings Focus on short-tail specialty lines where Validus has limited or no presence Expanded global short-tail underwriting abilities Risk Diversification Benefits Talbot exposures focused mostly on non-US risks that do not aggregate with Validus' Focus on specialty insurance vs. specialty reinsurance in case of Validus Profitable operations in every year including 2005 ($49.0mm syndicate profit for 2005 year of account) Clean balance sheet: no legacy liabilities Strong track record Stable management and underwriting teams Good "cultural" fit Lloyd's global distribution and worldwide licenses A+ (Strong) rating from S&P; A (Excellent) from A.M. Best Capital advantage Complimentary Short-tail Businesses Benefits from Lloyd's Membership Strong Financial Performance Proven Management Team Ability to Enhance Earnings Reduction in syndicate reinsurance ($14.0mm in Q1'08) Elimination of third party capital cost ($41.8mm finance expense in 2007)

Recent Lloyd's Entrants Date Event May 14, 2007 Validus agrees to acquire Talbot June 19, 2007 Montpelier Re announces formation of Syndicate 5151 July 20, 2007 Ariel Holdings agrees to acquire Atrium November 5, 2007 Goldman Sachs forms Syndicate 1910 for Bermuda-based Arrow Re subsidiary December 3, 2007 Lightyear Capital forms Antares December 14, 2007 Tokio Marine agrees to acquire Kiln Ltd. December 17, 2007 American Financial Group becomes majority shareholder in Marketform March 28, 2008 Aspen Holdings forms Syndicate 4711 April 2, 2008 Argo Group announces offer for Heritage Underwriting

Conservative Balance Sheet - Invested Assets Conservative investment strategy Emphasize the preservation of invested assets Provide sufficient liquidity for the prompt payment of claims Average portfolio rating of AA+ Minimum average credit quality of AA- Short duration (2.4 years as of 3/31/2008) Q1 2008 investment yield: 4.54% (1) No exposure to alternative asset classes Invested Asset Mix as of March 31, 2008 1 Annualized effective investment yield is calculated by dividing net investment income by the average balance of the assets managed by our portfolio managers and our other investments. Total: $3.2bn

Conservative Balance Sheet - Reserves Validus Gross Reserve Mix As of March 31, 2008 Gross reserves for losses and loss expenses of $977.2mm IBNR represents 51.0% of reserves No exposures pre-dating 2002 Talbot has a history of favorable reserve development $174.6mm in the 2004 through 2007 period Recognized $12.8mm of favorable reserve development in Q1'08 Talbot reserve release of $7.8mm Validus reserve release of $4.9mm Observations IBNR Case Reserves East 51 49

High Return on Equity Growth in Diluted Book Value per Share plus Accumulated Dividends 19.8% growth in book value plus accumulated dividends over last 12 months Note: Pro forma for the IPO and Talbot acquisition, March 31, 2007 diluted book value per share was $20.06; growth in book value from this starting point is 21.8% without accumulated dividends and 22.8% inclusive of accumulated dividends.

High Return on Equity Operating Return on Average Equity - LTM Period to March 31, 2008 Source: SNL Financial. Calculation represents (a) latest four quarters net operating income through 3/31/08, divided by (b) the average of the beginning, ending and intervening quarter end common equity balances for the period. PTP, FSR and GLRE based on net income per SNL.

High Return on Equity VR Components of Operating Return on Average Equity - LTM Period to March 31, 2008

High Return on Equity VR Components of Operating Return on Average Equity - LTM Period to March 31, 2008 Note: Average shareholders' equity for the period is $1,775.5mm and average cash and investments for the period is $2,890.1mm, in each case pro forma as if the IPO and Talbot acquisition were completed on March 31, 2007.

Undervalued - Bermuda Peer Group Price/March 31, 2008 Diluted Book Value Source: SNL Financial - Price data as of June 12, 2008.

Undervalued - Lloyd's Peer Group Price/December 31, 2007 Net Tangible Asset Value Source: Numis Research. Price data as of June 6, 2008.

The Validus Investment Opportunity Diversified global business focused on short tail specialty risk classes Ambitious and fast-moving management team Conservative balance sheet High returns on equity Undervalued

18th Annual Wachovia Nantucket Equity Conference June 26, 2008